Prudential Municipal Series Fund
For the six month period ended 2/28/03
File No. 811-4023

                                              SUB-ITEM 77-0

                                                EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

Florida Series

1.   Name of Issuer:
           State of California Department of Water Resources

2.   Date of Purchase
           11/05/02

3.   Number of Securities Purchased
           6,000

4.   Dollar Amount of Purchase
           $637,236

5.   Price Per Unit
       $106.206

6.   Name(s) of Underwriter(s) or Dealer(s)
         From whom Purchased
           JP Morgan

7.   Other Members of the Underwriting Syndicate
	  UBS PaineWebber Incorporated Inc.
	  Prudential Securities Incorporated
	  Salomon Smith Barney
	  Bear, Stearns & Co. Inc.
	  JP Morgan
	  Merrill Lynch & Co.
	  Quick and Reilly, Inc.
	  RBC Dain Rauscher Inc.
	  Lehman Brothers
	  Morgan Stanley & Co. Inc.
	  Ramirez & Co., Inc.
	  Goldman, Sachs & Co.
	  CIBC World Markets
	  First Albany Corporation
	  Banc of America Securities LLC
	  Fidelity Capital Markets
	  Loop Capital Markets
	  Pacific American Securities, LLC
	  Stone & Youngberg LLC
	  E.J. De La Rosa & Co., Inc.
	  BNY Capital Markets, Inc.
	  Prager, McCarthy & Sealy, LLC
	  Redwood Securities Group, Inc.
	  Sutter Securities Inc.
	  Wells Fargo Institutional Securities, LLC
           The Chapman Company
           Great Pacific Securities, Inc.
           Mischler Financial Group, Inc.
           E*BondTrade, LLC
           Jackson Securities
           M.R. Beal & Company
           Siebert Brandford Shank & Co. LLC
           U.S. Bancorp Piper Jaffray



Prudential Municipal Series Fund
For the six month period ended 2/28/03
File No. 811-4023

                                              SUB-ITEM 77-0

                                                EXHIBITS

                  Transactions Effected Pursuant to Rule 10f-3

Florida Series

1.   Name of Issuer:
           State of California Department of Water Resources

2.   Date of Purchase
           11/05/02

3.   Number of Securities Purchased
           20,000

4.   Dollar Amount of Purchase
           $2,206,520

5.   Price Per Unit
       $110.326

6.   Name(s) of Underwriter(s) or Dealer(s)
         From whom Purchased
           JP Morgan

7.   Other Members of the Underwriting Syndicate
	  UBS PaineWebber Incorporated Inc.
	  Prudential Securities Incorporated
	  Salomon Smith Barney
	  Bear, Stearns & Co. Inc.
	  JP Morgan
	  Merrill Lynch & Co.
	  Quick and Reilly, Inc.
	  RBC Dain Rauscher Inc.
	  Lehman Brothers
	  Morgan Stanley & Co. Inc.
	  Ramirez & Co., Inc.
	  Goldman, Sachs & Co.
	  CIBC World Markets
	  First Albany Corporation
	  Banc of America Securities LLC
	  Fidelity Capital Markets
	  Loop Capital Markets
	  Pacific American Securities, LLC
	  Stone & Youngberg LLC
	  E.J. De La Rosa & Co., Inc.
	  BNY Capital Markets, Inc.
	  Prager, McCarthy & Sealy, LLC
	  Redwood Securities Group, Inc.
	  Sutter Securities Inc.
	  Wells Fargo Institutional Securities, LLC
           The Chapman Company
           Great Pacific Securities, Inc.
           Mischler Financial Group, Inc.
           E*BondTrade, LLC
           Jackson Securities
           M.R. Beal & Company
           Siebert Brandford Shank & Co. LLC
           U.S. Bancorp Piper Jaffray